UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

February 11, 2026
Date of Report (date of earliest event reported)
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Cognex Corporation
(Exact name of registrant as specified in its charter)
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Massachusetts (State or other jurisdiction of incorporation or organization)	001-34218 (Commission File Number)	04-2713778 (I.R.S. Employer Identification Number)
One Vision Drive Natick, Massachusetts 01760
(Address of principal executive offices and zip code)
(508) 650-3000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.002 per share	CGNX	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition
On February 11, 2026, Cognex Corporation (the "Company") issued a news release to report its financial results for the quarter and year ended December 31, 2025. The release is furnished as Exhibit 99.1 hereto. The information in Item 2.02 of this Current Report on Form 8-K, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 8.01 - Other Events
On February 11, 2026, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.085 per share. The dividend is payable on March 12, 2026, to all shareholders of record at the close of business on February 26, 2026.

Additionally, on February 11, 2026, the Company announced that its Board of Directors authorized the repurchase of an additional $500,000,000 of the Company’s common stock through open market purchases, privately negotiated transactions or otherwise in compliance with applicable securities laws. The Board also reauthorized the Company to establish Rule 10b5-1 trading plans. The Company may repurchase shares pursuant to its repurchase program depending upon a variety of factors, including, among other things, the impact of dilution from equity-based awards, stock price, share availability, and cash requirements.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	News release, dated February 11, 2026, by Cognex Corporation with respect to financial results for the quarter and year ended December 31, 2025 (furnished herewith)
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 11th day of February, 2026.

COGNEX CORPORATION

By:	/s/ Dennis Fehr
Name:	Dennis Fehr
Title:	Senior Vice President of Finance and Chief Financial Officer